UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-31225	62-1812853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee (37201)

(Address of principal executive offices) (Zip Code)

(615) 744-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 8, 2020, Pinnacle Financial Partners, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Keefe, Bruyette & Woods, Inc., J.P. Morgan Securities LLC and Raymond James & Associates, Inc. (the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 3,480,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B, no par value per share (the “Series B Preferred Stock”), with a liquidation preference of $1,000.00 per share (equivalent to $25.00 per Depositary Share).

On June 11, 2020, the Company completed the offering of the Depositary Shares pursuant to the Underwriting Agreement (the “Follow-On Offering”). The Follow-On Offering was a reopening of the Company’s original issuance of 5,520,000 Depositary Shares, which occurred on June 3, 2020 (the “Original Offering”). The Depositary Shares issued in the Follow-On Offering are fungible with, form a single series with, and are identical in all respects and have the same CUSIP as, the Depositary Shares issued in the Original Offering. At the consummation of the Follow-On Offering, there were 9,000,000 total Depositary Shares outstanding.

The Depositary Shares issued in the Follow-On Offering were offered and sold pursuant to a Registration Statement on Form S-3 (File No. 333-238707), which was filed with the Securities and Exchange Commission (“SEC”) on May 27, 2020 (the “Registration Statement”) and became effective upon filing.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

As more fully described in Item 1.01 of this Current Report on Form 8-K, on June 11, 2020, the Company issued an additional 3,480,000 Depositary Shares, each representing a 1/40th interest in a share of the Company’s Series B Preferred Stock, upon the completion of the Follow-On Offering. The terms of the Series B Preferred Stock, including the preferences, limitations and relative rights thereof, are consistent with the terms previously described in Item 3.03 of the Company’s Current Report on Form 8-K filed on June 3, 2020 (the “Original Offering 8-K”), which is incorporated by reference herein, and as more fully described in the Articles of Amendment to the Company’s Amended and Restated Charter, as amended, filed by the Company on June 1, 2020 with the Secretary of State of the State of Tennessee, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2020, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Charter, as amended, with the Secretary of State of the State of Tennessee, increasing the authorized number of shares of Series B Preferred Stock by 87,000 shares. The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated by reference herein.

Item 8.01.	Other Events.

As previously reported in the Original Offering 8-K, in connection with the Original Offering, the Company entered into a Deposit Agreement, dated June 3, 2020 (the “Deposit Agreement”), with Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary of the Depositary Shares (“Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”) evidencing the Depositary Shares. On June 11, 2020, the 87,000 shares of Series B Preferred Stock underlying the newly issued Depositary Shares, in the form of certificate previously filed as Exhibit 4.2 to the Original Offering 8-K, were deposited with the Depositary against the delivery of the Depositary Receipts evidencing the Depositary Shares issued in the Follow-On Offering pursuant to the Deposit Agreement. A copy of the Deposit Agreement is filed herewith as Exhibit 4.1 and the form of Depositary Receipt is filed herewith as Exhibit 4.2, each of which is incorporated by reference herein. The foregoing descriptions of the Deposit Agreement and the Depositary Receipts are qualified in their entirety by reference to Exhibits 4.1and 4.2, respectively.

A copy of the opinion of Bass, Berry & Sims PLC, counsel to the Company, relating to the legality of the Depositary Shares issued in the Follow-On Offering is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 8, 2020, among the Company and Keefe, Bruyette & Woods, Inc., J.P. Morgan Securities LLC and Raymond James & Associates, Inc.

3.1

Articles of Amendment to the Amended and Restated Charter, as amended, of Pinnacle Financial Partners, Inc. establishing the Series B Preferred Stock, dated June 1, 2020, filed with the Secretary of State of the State of Tennessee on June 1, 2020 (incorporated herein by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A, filed June 3, 2020)

3.2

Articles of Amendment to the Amended and Restated Charter, as amended, of Pinnacle Financial Partners, Inc. increasing the authorized number of shares of Series B Preferred Stock, dated June 9, 2020, filed with the Secretary of State of the State of Tennessee on June 9, 2020

4.1

Deposit Agreement, dated June 3, 2020, by and among the Registrant, Computershare Inc. and Computershare Trust Company, N.A. acting jointly as the depositary, and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form 8-A, filed June 3, 2020)

4.2	Form of Depositary Receipt (included in Exhibit 4.1 hereto)

5.1	Opinion of Bass, Berry & Sims PLC

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 11, 2020

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer